EXHIBIT 10.1


           THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
              OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE
                  DISPOSED OF UNLESS REGISTERED UNDER THAT ACT
                 OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                       POWERHOUSE TECHNOLOGIES GROUP, INC.

                   FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

$xx,xxx.xx                                                Dated:  June 9, 2005
(Original Principal Amount)

            FOR VALUE RECEIVED, POWERHOUSE TECHNOLOGIES GROUP, INC., a Delaware corporation (the "Company"), hereby promises to pay to _______________________ (the "Payee"), or its registered assigns, the principal amount of xx Thousand dollars and no cents ($xx,xxx.xx) together with interest thereon calculated from the date hereof in accordance with the provisions of this Secured Convertible Promissory Note (as amended, modified and supplemented from time to time, this "Convertible Note" and together with any other Convertible Notes issued in the Convertible Note Issuance (as defined below) or upon transfer or exchange, the "Convertible Notes").

            Certain capitalized terms are defined in Section 10 hereof.

            1. Payment of Interest. Interest shall accrue at a rate equal to twelve percent (12%) per annum (the "Interest Rate") beginning on the date of this Convertible Note on the unpaid principal amount of this Convertible Note outstanding from time to time; provided that so long as any Event of Default has occurred and is continuing, interest shall be deemed to accrue, to the extent permitted by law, at the rate of 14% per annum from the date on which such Event of Default first occurs through the date on which such Event of Default ceases to exist. Interest shall be computed on the basis of the actual number of days elapsed and a 360-day year.

            2. Maturity Date. The entire principal amount of this Convertible Note and all accrued but unpaid interest thereon shall be due and payable in full in cash in immediately available funds on the earlier to occur of August 31, 2005 and the date of closing the New Financing (as defined herein) (the "Maturity Date"). Any overdue principal and overdue interest together with any interest thereon, shall be due and payable upon demand.

            3. Conversion. (i) Notwithstanding the above, in the event a New Financing is consummated, the principal amount of this Convertible Note plus accrued and unpaid interest thereon may, at the option of the Payee, be converted into the New Financing at a conversion price that is seventy-five percent (75%) of the price paid by investors for the securities issuable by the Company in the New Financing. The Company shall give the Payee not less than five (5) days' prior written notice of the closing of the New Financing. If the Payee does not elect to so convert this Convertible Note, this Convertible Note shall be due and payable in accordance with Section 2 hereof.

            (ii) Upon any conversion of this Convertible Note into the New Financing, the number of shares of New Financing that shall be issuable shall equal the number derived by dividing (x) the then outstanding principal amount plus accrued and unpaid interest thereon of this Convertible Note, by (y) the New Financing Applicable Price. The New Financing Applicable Price shall be seventy-five percent (75%) of the price per share of Company Preferred Stock for other securities paid by the investors to the Company in the New Financing. The New Financing securities to be issued to the Payee upon any such conversion shall have the same rights, preferences and privileges as the securities offered to investors in the New Financing. The Payee, upon making such conversion, shall be entitled to all the benefits of any agreements entered into among the Company and the investors who purchase securities issued by the Company in the New Financing. If the securities sold in the New Financing are sold as units including warrants or other debt or equity securities, the Payee upon conversion shall receive all the securities comprising the units. No fractional shares shall be issued upon a conversion into New Financing. In lieu of any fractional shares to which Payee would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the New Financing Applicable Price.

            (iii) Except as otherwise expressly provided herein, the conversion of this Convertible Note shall be deemed to have been effected as of the close of business on the date on which this Convertible Note has been surrendered for conversion at the principal office of the Company. At such time as such conversion has been effected, the rights of the holder of this Convertible Note as the holder of such note shall cease (with respect to the amount so converted), and the Person or Persons in whose name or names any certificate or certificates for securities offered in the New Financing are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the securities issued in the New Financing represented thereby.

            (iv) As soon as possible after the conversion has been effected (but in any event within three (3) Business Days), the Company shall deliver to the converting holder a certificate or certificates representing the number of shares of Preferred Stock (or other securities offered in the New Financing) issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified. Upon any conversion of a portion of the principal amount of this Convertible Note plus accrued and unpaid interest, the Company shall as soon as possible (but in any event within three (3) Business Days), deliver to the converting holder a new note registered in the name of such Person or Persons as may be designated by the Convertible Noteholder for the principal amount and accrued and unpaid interest of this Convertible Note then remaining unpaid.

            (v) The issuance of certificates for securities offered in the New Financing that are issuable upon conversion of this Convertible Note shall be made without charge to the holder hereof for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of securities offered in the New Financing or Company Common Stock. Upon conversion of this Convertible Note, the Company shall take all such actions as are necessary in order to insure that the securities offered in the New Financing issuable with respect to such conversion shall be validly issued, fully paid and nonassessable.

            (vi) The Company shall not close its books against the transfer of securities offered in the New Financing issuable upon conversion of this Convertible Note in any manner which interferes with the timely conversion of this Convertible Note. The Company shall assist and cooperate with any holder of this Convertible Note required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Convertible Note (including, without limitation, making any filings required to be made by the Company).

            (vii) The Company shall at all times reserve and keep available out of its authorized but unissued securities of the class or classes offered in the New Financing, solely for the purpose of issuance upon conversion hereunder, such number or amount of such securities as may be issuable upon full conversion of this Convertible Note. All such securities which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such securities may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which such shares of capital stock.

            4. Board of Director Nomination Right - Secured Convertible Note Holders. Holders of the Secured Convertible Notes, voting as a separate class, shall have the right to nominate two members of Company's Board of Directors (the "Secured Convertible Note Holders Directors"). The Company's Board of Directors have the right to accept each nomination by voting according to the By-Laws of the Company. Acceptance of each nomination will not be unreasonably withheld by the Board of Directors. Once accepted, each nominee will vote equal with all other Board of Directors. It is the intent of all parties that these two nominations be made and accepted no later than two weeks from the funding of the Secured Convertible Bridge Loan. Completion later than this date is not deemed an event of Default.

            5. Method of Payments.

            (i) Payment. So long as the Payee or any of its nominees shall be the holder of any Convertible Note, and notwithstanding anything contained elsewhere in this Convertible Note to the contrary, the Company will pay all sums for principal, interest, premiums, dividends or otherwise becoming due on this Convertible Note held by the Payee or such nominee not later than 1:00 p.m. New York time, on the date such payment is due, in immediately available funds, in accordance with the payment instructions that the Payee may designate in writing, without the presentation or surrender of such Convertible Note or the making of any notation thereon. Any payment made after 1:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. If the due date of any payment in respect of this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Convertible Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. The Company will afford the benefits of this Section to the Payee and to each other Person holding this Convertible Note.

            (ii) Transfer and Exchange. Upon surrender of any Convertible Note for registration of transfer or for exchange to the Company at its principal office, the Company at its sole expense will execute and deliver in exchange therefore a new Convertible Note or Convertible Notes, as the case may be, as requested by the holder or transferee, which aggregate the unpaid principal amount of such Convertible Note, registered as such holder or transferee may request, dated so that there will be no loss of interest on the Convertible Note and otherwise of like tenor; provided that this Convertible Note may not be transferred by Payee to any Person other than Payee's affiliates without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed). The issuance of new Convertible Notes shall be made without charge to the holder(s) of the surrendered Convertible Note for any issuance tax in respect thereof or other cost incurred by the Company in connection with such issuance, provided that each Convertible Noteholder shall pay any transfer taxes associated therewith. The Company shall be entitled to regard the registered holder of this Convertible Note as the holder of the Convertible Note so registered for all purposes until the Company or its agent, as applicable, is required to record a transfer of this Convertible Note on its register.

            (iii) Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Convertible Note and, in the case of any such loss, theft or destruction of any Convertible Note, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon the surrender and cancellation of such Convertible Note, the Company, at its expense, will execute and deliver, in lieu thereof, a new Convertible Note of like tenor and dated the date of such lost, stolen, destroyed or mutilated Convertible Note.

            6. Representations and Warranties of Payee. Payee represents and warrants to Company that Payee is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended, and is acquiring this Convertible Note and any and all shares of capital stock into which this Convertible Note is convertible solely for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and has no present intention or plan to effect any distribution thereof. The shares of capital stock issuable upon conversion hereof will bear a legend to the following effect:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or the laws of any state and may not be sold or transferred except in compliance with the Act and such laws."

            7. Representations and Warranties of the Company. The Company represents and warrants to Payee that:

            (i) Organization and Qualification. The Company and each of its subsidiaries is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority to conduct its business as it is now being conducted, to own or use its properties and assets that it purports to own or use and, in the case of the Company, to perform its obligations under this Convertible Note. The Company and each of its subsidiaries is duly qualified to do business as a foreign company and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, or

            (ii) Absence of Conflicts. Neither the execution, delivery and performance of this Convertible Note by Company, nor the consummation of the transactions contemplated hereby, nor compliance by Company with any of the provisions hereof, will (a) violate, conflict with, or result in a breach of any provision of, constitute a default under, or permit or result in the termination of, acceleration of any obligation under, or creation of a lien (other than pursuant to the Security Agreement) under any of the terms, conditions or provisions of, (i) the certificate of incorporation, bylaws or stockholders agreements of Company, or (ii) any note, mortgage, agreement, indenture, or license by which Company or any of its properties or assets may be bound, or to which Company or any of its properties or assets may be subject, or (b) violate or conflict with any law, rule, regulation, judgment, ruling, order, writ, injunction or decree applicable to Company or any of its properties or assets.

            (iii) Authorization of Agreements, Etc. Each of (i) the execution and delivery by the Company of this Convertible Note, (ii) the performance by the Company of its obligations hereunder, and (iii) the issuance, sale and delivery by the Company of this Convertible Note has been duly authorized by corporate action of the Company.

            (iv) Validity. This Convertible Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally or by equitable principles relating to enforceability.

            (v) Capitalization. After giving effect to the transactions contemplated by this Convertible Note, the capitalization of the Company shall be as reflected in the Chart attached hereto as Schedule A.

            (vi) Securities Act. Assuming the accuracy of the representations of Convertible Noteholders set forth in Section 5 hereof, neither the registration of any security under the Securities Act of 1933, as amended, or the securities laws of any state, nor the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended, is required in connection with the issuance, execution and delivery of the Convertible Notes in the manner contemplated hereunder.

            8. Covenants of the Company. The Company covenants and agrees, so long as this Convertible Note is outstanding, as follows:

            (i) Consolidation, Merger and Sale. The Company will not (i) consolidate or merge with or into (or permit any subsidiary to consolidate or merge with or into) any other person, (ii) sell or otherwise dispose of (or permit any subsidiary to sell or otherwise dispose of) a material portion of its property or assets in one or more transactions to, any other person or entity or enter into (or permit any subsidiary to enter into) an agreement with respect to any of the foregoing; or (iii) sell or otherwise transfer, directly or indirectly or enter into an agreement with respect to the sale or transfer of any capital stock or other equity securities of the Company or any subsidiary constituting greater than ten percent (10%) of the outstanding Common Stock of the Company on a fully diluted basis.

            (ii) Restricted Payments. The Company will not, and will not permit any of its subsidiaries to: (i) declare or pay any dividends on, or make any other distribution or payment on account of, or redeem, retire, purchase or otherwise acquire, directly or indirectly, any equity interests of any class of the Company or any subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash, property or in obligations of the Company or any of its subsidiaries, (ii) other than in respect to accounts payable in the ordinary course of business, make any payments of principal of or interest on, or retire, redeem, purchase or otherwise acquire any indebtedness other than this Convertible Note and the other Convertible Notes or (iii) enter into a loan agreement of any kind without receiving the prior written consent of Convertible Noteholders representing seventy five percent (75%) of the aggregate principal amount of all Convertible Notes then outstanding.

            (iii) Notice of New Financing Financing. At least five (5) days prior to the closing of any New Financing, the Company shall provide Payee with written notice of such projected closing date, specifying the terms of the transaction and the proposed price of the securities offered or to be offered in the New Financing to be paid in such New Financing. The Company shall promptly provide telephonic notice to Payee of any adjournments or rescheduling of such projected closing date.

            (iv) Convertible Notes. If more than one Convertible Note is outstanding, all Convertible Notes shall be on the same terms and shall be in substantially the same form. All payments to the holder of any Convertible Note shall be made to all holders of Convertible Notes, pro rata, based on the aggregate principal amount plus accrued but unpaid interest outstanding on such Convertible Notes at such time.

            (v) Within ten (10) business days of the issuance to the Payee of this Convertible Note, the Company shall obtain all waivers and consents as shall be necessary, or as may be acceptable to the Payee, either to make Payee a party to, or to grant to Payee equal rights and interests with the Secured Party in the Collateral under, that certain Series A Senior Preferred Equity Security Agreement between the Company, the Agent and the Secured Party dated April 23, 2004; (the "Security Agreement"). If fewer than all holders of Series A Preferred Stock who constitute the Secured Party grant such consents and waivers, the Payee shall have the right to accept such fewer consents and waivers and in such event the Company shall not thereafter pledge or otherwise encumber the Collateral (except to the extent of the Security Agreement). Defined terms in this paragraph have the same meanings as such terms have in the Security Agreement.

            (vi) Within ten (10) business days of the issuance to the Payee of this Convertible Note, the Company shall obtain consents to the extent necessary, or as may be acceptable to the Payee, to authorize the Company's issuance of this Convertible Note and to waive the Keep Even right set forth in
Section 5A of the Company's Certificate of Designations, Preferences and Rights of its Series A Senior Preferred Stock (the "Certificate of Designations").

            (vii) Within ten (10) business days of the issuance to the Payee of this Convertible Note, the Company shall enter into a Registration Rights Agreement with Payee substantially in the form of the Company's Registration Rights Agreement dated April 23, 2004, with the holders of the Company's Series A Senior Preferred Stock and providing that Payee shall have unlimited piggyback registration rights and one demand registration rights beginning one hundred eighty (180) days after the issuance of this Convertible Note.

            (viii) Immediately upon consummation of the New Financing, the Company shall issue warrants ("Payee Warrants") to the Payee in an amount equal to one hundred fifty percent (150%) of the proportional warrant coverage received by investors ("Investor Warrants") in the New Financing. The Payee Warrants shall be in the same form as the Investor Warrants and shall contain the same terms as the Investor Warrants, including an exercise price that is the same as the exercise price set forth in the Investor Warrant. The Payee Warrants shall be in addition to any Investor Warrants issued to the Payee upon conversion of this Convertible Note in accordance with Section 3(c) hereof.

            (ix) Upon any conversion of this Convertible Note into the New Financing, the number of shares of New Financing that shall be issuable shall equal the number derived by dividing (x) the then outstanding principal amount plus accrued and unpaid interest thereon of this Convertible Note, by (y) the New Financing Applicable Price. The New Financing Applicable Price shall be seventy-five percent (75%) of the price per share of Company Preferred Stock for other securities paid by the investors to the Company in the New Financing.

            (x) This Convertible Note shall have the same anti-dilution provisions as are set forth in Section 4 of the Certificate of Designations, except that the initial "Conversion Price" for this Convertible Note shall be that amount that is seventy-five percent (75%) of the price of the securities offered in the New Financing.

            (xi) (A) The Company and the Payee agree that, as promptly as practicable, and in no event later than June 24, 2005, the following actions shall be taken and completed:

                        (1) the Board of Directors of the Company shall amend
                  the Company's By-laws to increase the size of the Board to create the necessary vacancies that will permit it to elect two persons nominated for election to the Board as Directors of the Company by the Payee, in accordance with the By-laws;

                        (2) the Payee shall provide the Company's Board of
                  Directors with the name of the two persons Payee nominates for election to the Board, together with any other identifying information the Board may reasonably request in connection with the provisions hereof; and

                        (3) the Board of Directors shall, upon receipt of such
                  identifying information, immediately elect such nominees to the vacancies so created in connection herewith, each to serve for a term until the earlier to occur of the next annual meeting of stockholders of the Company or until such nominee's successor shall be elected by the stockholders and qualified;

                  (B) Unless this Note is no longer outstanding at the time of the next annual meeting of the stockholders of the Company, the Board shall nominate for election as Directors the nominees designated by the Payee in accordance with the provisions hereof, to continue to serve as Directors in accordance with the Certificate of Incorporation and the By-laws of the Company as then in effect and shall use its best efforts to cause the election of such nominees to such positions; and

                  (C) Should either or both of the persons so nominated by the
            Payee for election as a Director in accordance with the provisions hereof, cease or be or become unable to serve as a Director at any time, the Payee shall have the right to nominate a person to serve in the place and stead of such initial Director nominee.

            9. Events of Default. If any of the following events takes place before the Maturity Date (each, an "Event of Default"), Payee at its option may declare all principal and accrued and unpaid interest thereon and all other amounts payable under this Convertible Note immediately due and payable; provided, however, that this Convertible Note shall automatically become due and payable without any declaration in the case of an Event of Default specified in clause (iii) or (v), below:

            (i) A receiver, liquidator or trustee of Company or any substantial part of Company's assets or properties is appointed by a court order; or

            (ii) Company is adjudicated bankrupt or insolvent; or

            (iii) Any of Company's property is sequestered by or in consequence of a court order and such order remains in effect for more than 30 days; or

            (iv) Company files a petition in voluntary bankruptcy or requests reorganization under any provision of any bankruptcy, reorganization or insolvency law or consents to the filing of any petition against it under such law, or

            (v) Any petition against Company is filed under bankruptcy, receivership or insolvency law; or

            (vi) Company makes a formal or informal general assignment for the benefit of its creditors, or admits in writing its inability to pay debts generally when they become due, or consents to the appointment of a receiver or liquidator of Company or of all or any part of its property; or

            (vii) An attachment or execution is levied against any substantial part of Company's assets that is not released within 30 days; or

            (viii) Company dissolves, liquidates or ceases business activity, or transfers any major portion of its assets other than in the ordinary course of business; or

            (ix) Company breaches any covenant or agreement on its part contained in this Convertible Note or the Security Agreement as such is in effect in the date hereof; or

            (x) Any material inaccuracy or untruthfulness of any representation or warranty of the Company set forth in this Convertible Note or the Security Agreement as such is in effect in the date hereof.

            10. Definitions.

            "Business Day" means a day (other than a Saturday or Sunday) on which banks generally are open in New York, New York for the conduct of substantially all of their activities.

            "Convertible Noteholder" with respect to any Convertible Note, means at any time each Person then the record owner hereof and "Convertible Noteholders" means all of such Convertible Noteholders collectively.

            "Convertible Note Issuance" shall mean the Secured Convertible Promissory Notes containing the terms hereof and issued by the Company to the Payee.

            "New Financing" means the issuance of securities of the Company to one or more investors for cash following the date of issuance of this Convertible Note.

            "Person" means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

            "Security Agreement" has the meaning set forth in Section 7 hereof.

            11. Expenses of Enforcement, etc. The Company agrees to pay all fees and expenses incurred by the Payee in connection with the negotiation, execution and delivery of this Convertible Note (including the reasonable fees of counsel to the placement agent for the Payees). The Company indemnifies the Payee and its directors, managers, affiliates, partners, members, officers, employees and agents against, and agrees to hold the Payee and each such person and/or entity harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against the Payee or any such person and/or entity arising out of, in any way connected with, or as a result of (i) the consummation of the loan evidenced by this Convertible Note and the use of the proceeds thereof or (ii) any claim, litigation, investigation or proceedings relating to any of the foregoing, whether or not the Payee or any such person and/or entity is a party thereto other than any loss, claim, damage, liability or related expense incurred or asserted against the payee or any such person on account of the payee's or such person's gross negligence or willful misconduct.

            12. Security Agreement. This Convertible Note shall be secured by the Security Agreement in accordance with the provisions of Section 7 hereof. Upon effectuation of Section 7 hereof, Payee shall be entitled to all rights of the "Secured Party" as defined in the Security Agreement.

            13. Amendment and Waiver. The provisions of this Convertible Note may not be modified, amended or waived, and the Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the written consent of the Payee.

            14. Remedies Cumulative. No remedy herein conferred upon the Payee is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

            15. Remedies Not Waived. No course of dealing between the Company and the Payee or any delay on the part of the Payee in exercising any rights hereunder shall operate as a waiver of any right of the Payee.

            16. Assignments. The Payee may assign, participate, transfer or otherwise convey this Convertible Note and any of its rights or obligations hereunder or interest herein to any affiliate of Payee and to any other Person that the Company consents to (such consent not to be unreasonably withheld or delayed), and this Convertible Note shall inure to the benefit of the Payee's successors and assigns. The Company shall not assign or delegate this Convertible Note or any of its liabilities or obligations hereunder.

            17. Headings. The headings of the sections and paragraphs of this Convertible Note are inserted for convenience only and do not constitute a part of this Convertible Note.

            18. Severability. If any provision of this Convertible Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Convertible Note will remain in full force and effect. Any provision of this Convertible Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

            19. Cancellation. After all principal, premiums (if any) and accrued interest at any time owed on this Convertible Note have been paid in full, or this Convertible Note has been converted this Convertible Note will be surrendered to the Company for cancellation and will not be reissued.

            20. Maximum Legal Rate. If at any time an interest rate applicable hereunder exceeds the maximum rate permitted by law, such rate shall be reduced to the maximum rate so permitted by law.

            21. Place of Payment and Notices. Subject to Section 4 a above, payments of principal and interest are to be delivered to the Convertible Noteholder of this Convertible Note at the following address:
______________________________________________, or at such other address as such
Convertible Noteholder has specified by prior written notice to the Company. No notice shall be deemed to have been delivered until the first Business Day following actual receipt thereof at the foregoing address.

            22. WAIVER OF JURY TRIAL. THE PAYEE AND THE COMPANY EACH HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS CONVERTIBLE NOTE AND/OR THE TRANSACTIONS CONTEMPLATED HEREUNDER.

            23. Submission to Jurisdiction. Any legal action or proceeding with respect to this Convertible Note may be brought in the courts of the State of New York or of the United States of America sitting in New York County, and, by execution and delivery of this Convertible Note, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

            (i) The Company hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

            (ii) Nothing herein shall affect the right of the Payee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

            24. GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS CONVERTIBLE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties have executed and the Company has delivered this Secured Convertible Promissory Note on the date first written above.

                                       COMPANY: POWERHOUSE
                                          TECHNOLOGIES GROUP, INC.


                                       By:
                                          --------------------------------------
                                          Name:   Jay Elliot
                                          Title:  Chief Executive Officer

                                       PAYEE:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

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                                   SCHEDULE A

            POWERHOUSE TECHNOLOGIES POST-CLOSING CAPITALIZATION TABLE